SPECIAL POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned and for the undersigned use and benefit, to sign, swear to, acknowledge, file and record, from time to time:

	1.	All Statement of Changes in Beneficial Ownership of Securities on Form 4 to
be filed with the Securities and Exchange Commission, pursuant to Section 16 of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

	2.	To take all such further action which such attorney-in-fact shall consider necessary, or convenient in connection with the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever appropriate, requisite and necessary to be done and about the foregoing as fully as the undersigned might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

	The foregoing grant of authority is a Special Power of Attorney, it is irrevocable and shall survive for so long as, in his capacity as an Officer of MICROS Systems, Inc., the undersigned is required to report to the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended.

	IN WITNESS WHEREOF, the undersigned has executed this Special Power of Attorney on this 24th day of August, 1994.


				/s/___ Gary C. Kaufman _______________
					Gary C. Kaufman

STATE OF MARYLAND        	     :
				        SS:
COUNTY OF PRINCE GEORGE'S:

	On this 24th day of August, 1994, before me, a notary public in and for the
State and County set forth above, personally appeared Gary C. Kaufman, who known to me to be the person whose name is subscribed to the foregoing instrument and being by me first duly sworn acknowledged that (s)he executed the same.



				/s/______Deana Angelastro ___________
					(Notary Public)
                                  My commission expires 6/24/98

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